UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

 On November 5, 2007, WellCare Health Plans, Inc. (the “Company”) announced preliminary financial and operating data for the quarter ended September 30, 2007. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Update on Putative Class Action and Putative Shareholder Derivative Litigations

Putative Class Action Litigation– As previously disclosed, on October 26, 2007, a putative class action complaint was filed in the United States District Court for the Middle District of Florida against the Company, Todd Farha, the Company’s chairman and chief executive officer, and Paul Behrens, the Company’s senior vice president and chief financial officer, entitled Eastwood Enterprises, L.L.C. v. Farha, et al. The complaint alleges that the defendants materially misstated the Company’s reported financial condition by, among other things, purportedly overstating revenue and understating expenses in amounts unspecified in the pleading in violation of the Exchange Act.  The complaint seeks, among other things, certification as a class action and damages. The Company intends to vigorously defend itself against this claim.

Putative Shareholder Derivative Litigation – As previously disclosed, a putative shareholder derivative action was filed on October 29, 2007 and a second action was filed on October 30, 2007. These putative shareholder derivative actions, entitled Rosky v. Farha, et al. and Rooney v. Farha, et al., respectively, are supposedly brought on behalf of the Company and were filed in the United States District Court for the Middle District of Florida.  Both actions are asserted against all Company directors except for D. Robert Graham and also name the Company as a nominal defendant.  Both actions primarily contend that the defendants allegedly allowed or caused the Company to misrepresent its reported financial results, in amounts unspecified in the pleadings, and seek damages and equitable relief for, among other things, the defendants' supposed breach of fiduciary duty, waste and unjust enrichment.  The Company intends to contest, among other things, the standing of the plaintiff in both actions to prosecute the purported claims in the Company's name.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

99.1	Press Release, dated November 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2007	WELLCARE HEALTH PLANS, INC. /s/ Thaddeus Bereday Thaddeus Bereday Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 5, 2007